SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to 240.14a-12

                              Oshkosh Corporation
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                 A.B. Krongard
                              Vincent J. Intrieri
                                Samuel Merksamer
                               Jose Maria Alapont
                              Daniel A. Ninivaggi
                               Marc F. Gustafson
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

     On November 4, 2011, Carl C. Icahn and affiliated entities filed amendment No. 2 to Schedule 13D relating to Oshkosh Corporation, a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF OSHKOSH CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

                                                                       EXHIBIT 1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                               (Amendment No. 2)*

                              Oshkosh Corporation
                                (Name of Issuer)

                         Common Stock, Par Value $0.01
                         (Title of Class of Securities)

                                   688239201
                                 (CUSIP Number)

                             Keith Schaitkin, Esq.
                                Icahn Capital LP
                          767 Fifth Avenue, 47th Floor
                            New York, New York 10153
                                 (212) 702-4300
                 (Name, Address and Telephone Number of Person
               Authorized to Receive Notices and Communications)

                                November 4, 2011
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                  SCHEDULE 13D

Item 1. Security and Issuer

     This statement constitutes Amendment No. 2 to the Schedule 13D relating to the Common Stock, par value $0.01 (the "Shares"), issued by Oshkosh Corporation (the "Issuer"), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 30, 2011 and amended by Amendment No. 1 thereto (as amended, the "Initial Schedule 13D"), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 4. Purpose of Transaction

     Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

     On November 4, 2011, the Reporting Persons delivered a letter to the Issuer notifying the Issuer that the Reporting Persons intend to nominate and seek to elect 6 individuals to the Issuer's 13-member board of directors. A copy of this Letter is filed herewith as an exhibit and incorporated herein by reference.

     SECURITY  HOLDERS  ARE  ADVISED  TO  READ  THE  PROXY  STATEMENT  AND OTHER
DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF OSHKOSH CORPORATION FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF OSHKOSH CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 7. Material to be Filed as Exhibits

     1. Nomination Notification Letter

                                   SIGNATURE

     After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: November 4, 2011


ICAHN  PARTNERS  MASTER  FUND  LP
ICAHN  PARTNERS  MASTER  FUND  II  LP
ICAHN  PARTNERS  MASTER  FUND  III  LP
ICAHN  OFFSHORE  LP
ICAHN  PARTNERS  LP
ICAHN  ONSHORE  LP
BECKTON  CORP.
HOPPER  INVESTMENTS  LLC
BARBERRY  CORP.
HIGH  RIVER  LIMITED  PARTNERSHIP
     By:  Hopper  Investments  LLC,  general  partner


     By:  /s/  Edward  E.  Mattner
          ------------------------
          Name:  Edward  E.  Mattner
          Title:  Authorized  Signatory


ICAHN  CAPITAL  LP
     By:  IPH  GP  LLC,  its  general  partner
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By:  Icahn  Enterprises  G.P.  Inc.,  its  general  partner
IPH  GP  LLC
     By:  Icahn  Enterprises  Holdings  L.P.,  its  sole  member
By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES HOLDINGS L.P.
     By: Icahn Enterprises G.P. Inc., its general partner ICAHN ENTERPRISES G.P. INC.


By:  /s/ Dominick  Ragone
     --------------------
     Name:  Dominick  Ragone
     Title:  Chief  Financial  Officer

/s/  Carl  C.  Icahn
--------------------
CARL  C.  ICAHN

                                   EXHIBIT 1


                         HIGH RIVER LIMITED PARTNERSHIP
                               ICAHN PARTNERS LP
                         ICAHN PARTNERS MASTER FUND LP
                       ICAHN PARTNERS MASTER FUND II L.P.
                      ICAHN PARTNERS MASTER FUND III L.P.
                              c/o Icahn Capital LP
                          767 Fifth Avenue, 46th Floor
                               New York, NY 10153

                                November 3, 2011

VIA EMAIL AND BY-HAND
---------------------
Oshkosh Corporation
2307 Oregon Street
Oshkosh, Wisconsin 54903
Attention: Corporate Secretary

Re: Notice of Nomination of Directors at the 2012 Annual Meeting of Shareholders of Oshkosh Corporation (the "Corporation")
     ---------------------------------------------------------------

Ladies and Gentlemen:

     High River Limited Partnership, a Delaware limited partnership ("High River" or the "Record Holder" hereby submits this notice (this "Notice") on the date hereof pursuant to the requirements (the "Bylaw Requirements") set forth in the By-laws of the Corporation (the "Bylaws") of its intent to nominate each person on the Slate (as defined below) for election as directors of the Board of Directors (the "Board") of the Corporation at the 2012 annual meeting of shareholders of the Corporation (the "Annual Meeting"), or any special meeting of shareholders of the Corporation called for a similar purpose. This Notice is submitted by the Record Holder and on behalf of the Direct Beneficial Owners (as defined below).

     As of the close of business on November 3, 2011, (i) High River represents that it is the holder of record of, and is entitled to vote, 1000 shares of Common Stock, $0.01 par value per share, of the Corporation (the "Shares") and that it is the direct beneficial owner of 1,733,054 Shares (including the 1000 Shares of which High River is the shareholder of record); (ii) Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), represents that it is the direct beneficial owner of 2,654,644 Shares and that it is not the holder of record of any Shares; (iii) Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership ("Icahn Master"), represents that it is the direct beneficial owner of 2,867,004 Shares and that it is not the holder of record of any Shares; (iv) Icahn Partners Master Fund II L.P., a Cayman Islands exempted limited partnership ("Icahn Master II"), represents that it is the direct beneficial owner of 982,896 Shares and that it is not the holder of record of any Shares; (v) Icahn Partners Master Fund III L.P., a Cayman Islands exempted limited partnership ("Icahn Master III" and collectively with High River, Icahn Partners, Icahn Master and Icahn Master III, the "Direct Beneficial Owners"), represents that it is the direct beneficial owner of 427,662 Shares and that it is not the holder of record of any Shares; in each case as further described in Annex A. Carl C. Icahn, by virtue of his relationship to High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III is deemed to beneficially own (as that term is defined in Rule 13d-3 of the Securities Act of 1933, as amended) the Shares which High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III directly beneficially own, as further described in Annex A.

     The address of Icahn Partners is 767 Fifth Avenue, 46th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 46th Floor, New York, NY 10153. Each of Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River is primarily engaged in the business of investing in securities. High River believes that its name and address set forth above is the name and address for the Record Holder that appears on the Corporation's books.

     The Record Holder hereby represents that it is a holder of record of shares of the Corporation entitled to vote under the Corporation's Articles of Incorporation at the Annual Meeting with respect to the nomination of the Slate for election as directors of the Corporation and intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Board the following persons (each, a "Nominee" and collectively, the "Slate"):

                                 A.B. Krongard
                              Vincent J. Intrieri
                                Samuel Merksamer
                               Jose Maria Alapont
                              Daniel A. Ninivaggi
                               Marc F. Gustafson

     Mr. Krongard has an impressive background as a leader in both the private and public sectors, having served as Chairman and Chief Executive Officer of Alex. Brown Incorporated, the nation's oldest investment banking firm, and as Executive Director of the Central Intelligence Agency. Mr. Intrieri has significant experience as a director of various companies which enables him to understand the complex business and financial issues that a company may face. Mr. Merksamer has a strong record as a financial analyst and has served on a number of public and private boards, which have provided him with a broad understanding of the operational, financial and strategic issues facing public and private companies. Mr. Alapont is a highly accomplished executive with more than 30 years of global leadership experience at both vehicle manufacturers and suppliers, with business and operations responsibilities in the Europe, Middle East and Africa, Asia Pacific, and Americas regions. Mr. Ninivaggi has a strong background in operations and management having served in various executive roles and having served on a number of public and private boards, including Motorola Mobility and CIT Group. Mr. Gustafson has a long and successful career in the transportation industry, particularly the heavy truck industry, having served as an executive officer of various companies in that industry. The Record Holder believes that these individuals' knowledge of operations, investments, corporate finance and law will significantly improve the expertise and leadership of the Board.

     In this Notice: (i) certain information relating to the Direct Beneficial Owners and the Beneficial Owner(s) (as defined in Annex A) is set forth in the body of this Notice and Annex A and Annex B; (ii) certain information relating to each Nominee is set forth in the body of this Notice and Annex B, AnnexE, AnnexF, AnnexG, AnnexH, AnnexI, AnnexJ and AnnexK, as applicable; and (iii) the written consent of each Nominee to be named in the applicable proxy statement, including as a nominee, and to serve as a director of the Corporation if so elected is attached as Annex C. Each Nominee (other than Messrs. Intrieri, Merksamer and Ninivaggi) is also party to an agreement substantially in the form attached hereto as Annex D, pursuant to which Icahn Capital LP, an affiliate of the Record Holder, has agreed to pay certain fees to such Nominee (other than Mr. Alapont) and to indemnify such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").

     Each Nominee, Direct Beneficial Owner and Beneficial Owner has an interest in the election of directors at the Annual Meeting: (i) directly and/or indirectly through the beneficial ownership (if any) of Shares, as described on Annex A and any applicable attachments thereto; (ii) pursuant to the Nominee Agreement, if applicable, relating to such Nominee and Icahn Capital LP; (iii) with respect to Mr. Intrieri, indirectly through an investment in Icahn Partners; (iv) with respect to Mr. Alapont, indirectly through an investment in Icahn Partners; and (v) with respect to Mr. Ninivaggi, indirectly through certain options to purchase depositary units of Icahn Enterprises L.P.

     With respect to each Nominee, other than as disclosed in this Notice, (i) such Nominee is not, and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Nominee nor any of such Nominee's associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

     With respect to each Direct Beneficial Owner and each Beneficial Owner, other than as disclosed in this Notice, (i) neither such Direct Beneficial Owner nor such Beneficial Owner is, or was, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Direct Beneficial Owner, Beneficial Owner nor any of their respective associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

     With respect to each Nominee, such Nominee is independent under the independence standards applicable to the Corporation under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) the New York Stock Exchange listing standards.

     Each of Vincent J. Intrieri, Samuel Merksamer and Daniel A. Ninivaggi is employed by entities affiliated with Carl Icahn. Mr. Jose Maria Alapont is the president, chief executive officer and a director of Federal-Mogul Corporation, a NASDAQ listed auto parts supplier ("Federal-Mogul"). Icahn Enterprises L.P. ("Icahn Enterprises") is the owner of approximately 76% of the outstanding shares of common stock of Federal Mogul. Carl C. Icahn is the indirect owner of the general partner of Icahn Enterprises and the indirect holder of approximately 92.5% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises. Carl C. Icahn is also the chairman of the board of directors of Federal Mogul.

     In September 2011, pursuant to an agreement with Icahn Capital LP, dated August 17, 2011, Mr. Krongard was paid $25,000 by Icahn Capital LP for agreeing to become a member of a slate of director nominees for The Clorox Company that the Record Holder intended to nominate at the 2011 annual stockholder meeting of The Clorox Company.

     Vincent J. Intrieri entered into an agreement, dated as of December 31, 2004 (the "Original Intrieri Agreement") with certain affiliates of Mr. Icahn. The term of the Original Intrieri Agreement ran from January 1, 2005 until December 31, 2011. Under the Original Intrieri Agreement, Mr. Intrieri was employed to act as a senior executive officer with the title of Senior Managing Director and Mr. Intrieri agreed to work for various other affiliates of Mr. Icahn for the aggregate consideration described below. Under the Original Intrieri Agreement, Mr. Intrieri was entitled to receive cash compensation equal to (i) a base salary at the rate of $400,000 per annum plus (ii) a bonus of between $1,000,000 and $1,250,000 per annum, as determined by such affiliates of Mr. Icahn. Under, the Original Intrieri Agreement, Mr. Intrieri was also entitled to receive a 2.5% participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliated entities from Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (the "Funds"). Because only a portion of such profit interests are distributed and because of his other investments in the Funds, Mr. Intrieri also has capital accounts in the Funds. The portion of this profit participation consisting of his 2.5% management fee participation was deferred until January 30, 2010 and was paid to him in fiscal 2010, in an aggregate amount equal to $699,319. Mr. Intrieri's 2.5% participatory interest described above was superseded by the Current Intrieri Agreement described below. Mr. Intrieri continues to hold an investment in Icahn Partners.

     On September 26, 2011, Mr. Intrieri entered into an employment agreement (the "Current Intrieri Agreement") with Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"), an affiliate of Mr. Icahn, the term of which commenced on October 1, 2011. The Current Intrieri Agreement superseded and replaced the Original Intrieri Agreement. Pursuant to the Current Intrieri Agreement, Mr. Intrieri serves as Senior Vice President of Icahn Enterprises G.P. and Senior Managing Director of the Funds. Mr. Intrieri's employment period continues under the Current Intrieri Agreement through December 31, 2013, unless otherwise terminated earlier or extended, in each case, pursuant to the terms of the Current Intrieri Agreement. Pursuant to the Current Intrieri Agreement, Mr. Intrieri is entitled to aggregate compensation of $6.5 million per annum. If the Current Intrieri Agreement is extended beyond December 31, 2013 pursuant to the terms thereof, Mr. Intrieri is entitled to aggregate compensation of $7.5 million per annum.

     The Original Intrieri Agreement is further described on page 224 of the Form 10-K for the fiscal year ended December 31, 2010, filed by Icahn Enterprises with the Securities and Exchange Commission on March 8, 2011, which is attached hereto as Annex E and incorporated herein by reference. The Current Intrieri Agreement is further described on the Form 8-K filed by Icahn Enterprises with the Securities and Exchange Commission on September 30, 2011, which is attached hereto as AnnexF and incorporated herein by reference. In addition, for your reference the Current Intrieri Agreement and the Original Intrieri Agreement (with amendments) are attached hereto as part of AnnexF and as Annex G, respectively, and incorporated herein by reference.

     Samuel Merksamer entered into an employment agreement with Icahn Capital LP, an affiliate of Mr. Icahn, on May 12, 2008, pursuant to which Mr. Merksamer was employed as an Investment Analyst with Icahn Capital LP. The term of this agreement commenced on May 12, 2008 and ends on December 31, 2011, unless earlier under the terms thereof. Under this agreement, Mr. Merksamer is entitled to a base salary of $175,000 per annum and a discretionary bonus of up to 150% of base salary for December 31, 2008, up to 150% of base salary for December 31, 2009, up to 200% of base salary for December 31, 2010, and up to 250% of base salary for December 31, 2011. Under this agreement, Mr. Merksamer was paid aggregate compensation of $325,000 for the year ended December 31, 2008, $525,000 for the year ended December 31, 2009, and $675,000 for the year ended
December 31, 2010. Under this agreement, Mr. Merksamer is also entitled to participate in certain benefit programs and plans of Icahn Capital LP. He is also subject to certain confidentiality, non-solicit and non-compete obligations thereunder.

     The Federal-Mogul Corporation, an affiliate of Mr. Icahn ("Federal Mogul") entered into an employment agreement (the "Original Alapont Agreement") with Mr. Alapont on February 2, 2005. The Original Alapont Agreement had a five year term, and provided for a base annual salary of $1.5 million. It also provided an opportunity for an annual bonus in the target amount of $1.5 million, with the actual bonus ranging from no bonus to up to 150% of this target amount, based on the financial performance of the Federal Mogul.

     The Original Alapont Agreement was amended and restated as of March 23, 2010 (the "Current Alapont Agreement"). Under the Current Alapont Agreement, Mr. Alapont agreed to serve as President and CEO of the Federal Mogul for a three year period ending March 23, 2013 (the "Extended Term") at a salary of $1.5 million per annum and with an annual cash bonus not to exceed $1.5 million per annum. The Current Alapont Agreement provides for payments under certain benefit plans and fringe benefits to Mr. Alapont in any calendar year in an aggregate dollar amount not greater than 125% of the aggregate 2009 dollar amount of payments under such benefit plans and fringe benefits.

     As of March 23, 2010, Mr. Alapont has fully qualified for 20 years of service credit under Federal Mogul's KEY Executive Pension Plan (the "KEY Plan"), and accordingly no further years of service credit may be earned under the Key Plan and he may retire from Federal Mogul and receive benefits under this plan at any time. Pursuant to the Current Alapont Agreement, Federal Mogul and Mr. Alapont agreed that for purposes of determining "Final Average Compensation" (as such term is defined in the KEY Plan) the period for determining the three consecutive years in which Mr. Alapont earned the highest compensation will be the five year period ending March 23, 2010.

     In  connection  with  the  Current Alapont Agreement, Federal Mogul and Mr.
Alapont agreed to restate a prior Stock Option Agreement, dated February 15, 2008 (the "Prior Stock Option Agreement") between Federal Mogul and Mr. Alapont in respect of options to purchase four million shares of Common Stock of Federal Mogul under the Stock Option Agreement (the "Option") and did so by entering into a Restated Stock Option Agreement, dated as of March 23, 2010 (the "Restated Option Agreement"). The Option has fully vested as of March 23, 2010 and is fully exercisable in accordance with the terms of the Restated Option Agreement as of such date. The Stock Option Agreement provided that in no event would the Option be exercised after December 27, 2014. Under the Restated Stock Option Agreement if, on any date prior to December 27, 2014, Mr. Alapont is no longer employed by the Federal Mogul for any reason whatsoever (the date on which such event occurs being the "Relevant Date"), then the Option shall be exercisable by Mr. Alapont until and including the earlier of (i) the date which is the 90th day after the Relevant Date, and (ii) December 27, 2014.

     Federal Mogul and Mr. Alapont also entered into an Amended and Restated Deferred Compensation Agreement (the "Deferred Compensation Agreement"), dated as of March 23, 2010, to reflect the Extended Term.

     The Original Alapont Agreement is further described on the Form 8-K filed by Federal Mogul with the Securities and Exchange Commission on February 4, 2005, which is attached hereto as AnnexH and incorporated herein by reference. Each of the Current Alapont Agreement, the Restated Option Agreement and the
Deferred Compensation Agreement is further described on the Form 8-K filed by Federal Mogul with the Securities and Exchange Commission on March 24, 2010, which is attached hereto as Annex I and incorporated herein by reference. The terms of Mr. Alapont's employment with Federal Mogul are further described in the Compensation Discussion and Analysis Section (beginning on page 17) of the Definitive Proxy Statement on Schedule 14A file by Federal Mogul with the Securities and Exchange Commission on April 15, 2011, which is attached hereto as Annex J and incorporated herein by reference. In addition, for your reference the Original Alapont Agreement and each of the Current Alapont Agreement, the Restated Option Agreement and the Deferred Compensation Agreement are attached hereto as part of Annex H and Annex I, respectively, and incorporated herein by reference.

     On February 11, 2010, Icahn Enterprises entered into an employment agreement with Daniel A. Ninivaggi (the "Ninivaggi Agreement") pursuant to which Mr. Ninivaggi serves as the President of Icahn Enterprises, Icahn Enterprises Holdings L.P. and Icahn Enterprises GP Inc., affiliates of Mr. Icahn. Under the Ninivaggi Agreement, Mr. Ninivaggi is (1) principally responsible for overseeing portfolio company operations, generally not including the entities involved with the hedge funds managed and advised by subsidiaries of Icahn Enterprises Holdings L.P. and (2) involved with acquisitions, dispositions and financings engaged in by Icahn Enterprises, Icahn Enterprises Holdings L.P. and subsidiaries.

     Pursuant to the Ninivaggi Agreement, Mr. Ninivaggi is entitled to: (i) a base salary at the per annum rate of $650,000 for the period ending December 31, 2010 and for each of the calendar years ending December 31, 2011 and 2012; (ii) a bonus in the amount of $550,000 for the period ending on December 31, 2010; and (iii) a bonus of not less than $450,000 and not more than $650,000 for each of the calendar years ending December 31, 2011 and 2012. Mr. Ninivaggi also received a relocation payment of $300,000 in connection with the commencement of his employment.

     In addition, on February 11, 2010, Icahn Enterprises and Mr. Ninivaggi entered into a Class A Option Agreement and Class B Option Agreement (together, the "Option Agreements"). Pursuant to terms of the Ninivaggi Agreement, Mr. Ninivaggi was granted Class A options to purchase 100,000 Depositary Units ("Units") of Icahn Enterprises with an exercise price of $45.60 per Unit, and Class B options to purchase 100,000 Units with an exercise price of $55.60 per Unit. Each of the Class A options and the Class B options (collectively, the "Options") shall vest as to 33,334 Options, on December 31, 2010; 33,333 Options on December 31, 2011 and the balance of 33,333 Options on December 31, 2012. The Options shall expire on December 31, 2014 except as otherwise set forth in the Ninivaggi Agreement or the Option Agreements.

     The Ninivaggi Agreement is further described on page 216 of, and the terms of Mr. Ninivaggi's employment are further described in the Compensation Discussion and Analysis section beginning on page 208 of, the Form 10-K for the fiscal year ended December 31, 2010 filed by Icahn Enterprises with the Securities and Exchange Commission on March 8, 2011, which is attached hereto as Annex E and incorporated herein by reference. Each of the Ninivaggi Agreement and the Option Agreements is also further described on the Form 8-K filed by Icahn Enterprises with the Securities and Exchange Commission on February 18, 2010, which is attached hereto as Annex K and incorporated herein by reference. In addition, for your reference the Ninivaggi Agreement and the Option Agreements are attached hereto as part of Annex K and are incorporated herein by reference.

     The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

     Information is set forth herein as of the close of business on November 3, 2011. Except as required by Section 2.11(a)(ii) of the Bylaws, neither the delivery of this Notice nor any delivery by any Direct Beneficial Owner, Beneficial Owner, or Nominee of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) that such delivery is required or that each and every item or any item of information is required or as to the legality or enforceability of any notice requirement or any other matter, or a waiver by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) of their right to contest or challenge, in any way, the validity or enforceability of any notice requirement or any other matter (including actions taken by the Board in anticipation of, or following receipt of, this Notice). Furthermore, this Notice assumes that the Board will nominate a total of thirteen (13) director nominees for election to the Board at the Annual Meeting and if the Board (i) increases the number of directors to be nominated and elected at the Annual Meeting or a special meeting called for a similar purpose, the Record Holder reserves the right to add additional director nominees in respect of each such additional directorship or (ii) decreases the number of directors to be nominated and elected at the Annual Meeting or a special meeting called for a similar purpose, the Record Holder reserves the right to remove director nominees from the Slate in respect of each such decreased directorship. In the event any statement or other information in this Notice is not correct, or to the extent any applicable information has been omitted from this Notice, the Direct Beneficial Owners, Beneficial Owners and Nominees reserve the right to correct and/or supplement any such statement or other information set forth in this Notice.


                            [Signature page follows]

Very  truly  yours,


HIGH  RIVER  LIMITED  PARTNERSHIP
By:  Hopper  Investments  LLC,  its  general  partner
By:  Barberry  Corp.,  its  sole  member


By:  /s/ Edward E. Mattner
     ---------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory
     Dated  November  3,  2011

ICAHN  PARTNERS  LP


By:  /s/ Edward E. Mattner
     ---------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory
     Dated  November  3,  2011

ICAHN  PARTNERS  MASTER  FUND  LP


By:  /s/ Edward E. Mattner
     ---------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory
     Dated  November  3,  2011

ICAHN  PARTNERS  MASTER  FUND  II  L.P.


By:  /s/ Edward E. Mattner
     ---------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory
     Dated  November  3,  2011

ICAHN  PARTNERS  MASTER  FUND  III  L.P.


By:  /s/ Edward E. Mattner
     ---------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory
     Dated  November  3,  2011



     [Signature page to Shareholders' Notice for the 2012 Annual Meeting of
                     Shareholders of Oshkosh Corporation.]

                                                                         ANNEX A



(1) TITLE        (2) NAME OF         (3) AMOUNT OF            (4) PERCENT
    OF               BENEFICIAL          BENEFICIAL               OF
    CLASS            OWNER (1)           OWNERSHIP                CLASS (2)
    -----            ----------          ----------               -------
   Common Stock,     High River           1,733,054                 1.90%
   par value
   $0.01 per
   share ("Shares")

   Shares            Icahn Partners       2,654,644                 2.91%

   Shares            Icahn Master         2,867,004                 3.14%

   Shares            Icahn Master II        982,896                 1.08%

   Shares            Icahn Master III       427,662                 0.47%


           DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore, the "Beneficial Owners" and each of them a "Beneficial Owner"). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Direct Beneficial Owners and the Beneficial Owners.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White
_________________________
(1) Please note that each shareholder listed in this table is, as of November 3, 2011, the direct beneficial owner of the Shares set forth under the heading "(3) Amount of Beneficial Ownership" and that Indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Beneficial Ownership and Beneficial Owners."

(2) Please note that percentages of ownership set forth in this column were calculated based on the 91,181,486 Shares stated to be outstanding as of July 22, 2011 by the Corporation in the Corporation's Form 10-Q filed for the quarterly period ended June 30, 2011.

Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 46th Floor, New York, NY 10153.

     Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master
III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn
Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

     The Direct Beneficial Owners and the Beneficial Owners may be deemed to beneficially own, in the aggregate, 8,665,260 Shares, representing approximately 9.50% of the Corporation's outstanding Shares (based upon the 91,181,486 Shares stated to be outstanding as of July 22, 2011 by the Corporation in the Corporation's Form 10-Q filed for the quarterly period ended June 30, 2011).

     High River has sole voting power and/or sole dispositive power with regard to 1,733,054 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and/or sole dispositive power with regard to 2,654,644
Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master has sole voting power and/or sole dispositive power with regard to 2,867,004 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and/or sole dispositive power with regard to 982,896 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and/or sole dispositive power with regard to 427,662 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 1,733,054 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 2,654,644 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 4,277,562 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

TWO YEAR SUMMARY TABLE:

The following table indicates the date of each purchase and sale of Shares by Mr. Icahn and his affiliates within the past two years, and the number of Shares in each such purchase and sale.

NAME                         DATE                           SHARES PURCHASED
----                         ----                           ----------------
High River                4/29/2011                               20,640
High River                4/29/2011                              114,440
High River                5/02/2011                              108,012
High River                5/02/2011                                6,520
High River                5/03/2011                              120,001
High River                5/03/2011                                  980
High River                5/04/2011                               55,000
High River                6/28/2011                               12,824
High River                6/29/2011                                1,460
High River                6/30/2011                               60,000
High River                8/31/2011                            1,233,177 (3)

Icahn Partners            4/29/2011                               31,710
Icahn Partners            4/29/2011                              175,821
Icahn Partners            5/02/2011                              164,869
Icahn Partners            5/02/2011                                9,989
Icahn Partners            5/03/2011                              183,831
Icahn Partners            5/03/2011                                1,503
Icahn Partners            5/04/2011                               84,255
Icahn Partners            6/28/2011                               19,643
Icahn Partners            6/29/2011                                2,236
Icahn Partners            6/30/2011                               91,906
Icahn Partners            8/31/2011                            1,888,881 (3)

Icahn Master              4/29/2011                               33,915
Icahn Master              4/29/2011                              188,043
Icahn Master              5/02/2011                              180,077
Icahn Master              5/02/2011                               10,783
Icahn Master              5/03/2011                              198,462
Icahn Master              5/03/2011                                1,621
Icahn Master              5/04/2011                               90,961
Icahn Master              6/28/2011                               21,215
Icahn Master              6/29/2011                                2,415
Icahn Master              6/30/2011                               99,258
Icahn Master              8/31/2011                            2,040,254 (3)

Icahn Master II           4/29/2011                               11,810
Icahn Master II           4/29/2011                               65,483
Icahn Master II           5/02/2011                               60,685
Icahn Master II           5/02/2011                                3,701
Icahn Master II           5/03/2011                               68,112
Icahn Master II           5/03/2011                                  556
Icahn Master II           5/04/2011                               31,218
Icahn Master II           6/28/2011                                7,273
Icahn Master II           6/29/2011                                  828
Icahn Master II           6/30/2011                               34,029
Icahn Master II           8/31/2011                              699,201 (3)

Icahn Master III          4/29/2011                                5,125
Icahn Master III          4/29/2011                               28,413
Icahn Master III          5/02/2011                               26,416
Icahn Master III          5/02/2011                                1,607
Icahn Master III          5/03/2011                               29,597
Icahn Master III          5/03/2011                                  240
Icahn Master III          5/04/2011                               13,566
Icahn Master III          6/28/2011                                3,164
Icahn Master III          6/29/2011                                  361
Icahn Master III          6/30/2011                               14,807
Icahn Master III          8/31/2011                              304,366 (3)
_________________________
(3) The Direct Beneficial Owner acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex


     Shares purchased by each of the Direct Beneficial Owners are maintained in margin accounts that include positions in securities in addition to the Shares. As of November 2, 2011, the indebtedness of (i) High River's margin account was approximately $555.8 million, (ii) Icahn Partners' margin account was approximately $810.1 million, (iii) Icahn Master's margin account was approximately $831.8 million, (iv) Icahn Master II's margin account was approximately $256.0 million, and (v) Icahn Master III's margin account was approximately $117.2 million.

                                                                         ANNEX A
                                                                  ATTACHMENT 1-A

The  following  are  American  call  options  purchased by the Direct Beneficial
Owners, which were written by UBS AG with a $19.84 strike price and an expiration date of May 3, 2013, and which provided for physical settlement. These are further described in the chart set forth below. On August 31, 2011, the Direct Beneficial Owners exercised all of their respective call options.

NAME                  DATE             QUANTITY          OPTION PREMIUM PAID ($)
----                  ----             --------          -----------------------
High River         5/05/2011            100,000                   1,068,350.00
High River         5/06/2011            140,000                   1,498,350.00
High River         5/09/2011             77,160                     822,371.28
High River         5/10/2011             55,000                     590,386.50
High River         5/11/2011            112,164                   1,164,419.35
High River         6/20/2011            145,000                     895,723.00
High River         6/21/2011            170,338                   1,215,157.22
High River         6/22/2011            146,643                   1,126,907.46
High River         6/23/2011             75,870                     545,573.58
High River         6/24/2011            106,002                     840,988.07
High River         6/27/2011            100,000                     800,810.00
High River         6/30/2011              5,000                      45,665.50

Icahn Partners     5/05/2011            153,195                   1,636,658.78
Icahn Partners     5/06/2011            214,470                   2,295,365.18
Icahn Partners     5/09/2011            118,204                   1,259,818.23
Icahn Partners     5/10/2011             84,256                     904,429.18
Icahn Partners     5/11/2011            171,827                   1,783,804.82
Icahn Partners     6/20/2011            221,962                   1,371,148.06
Icahn Partners     6/21/2011            260,919                   1,861,343.96
Icahn Partners     6/22/2011            224,623                   1,726,160.37
Icahn Partners     6/23/2011            116,217                     835,704.83
Icahn Partners     6/24/2011            162,371                   1,288,202.80
Icahn Partners     6/27/2011            153,177                   1,226,656.73
Icahn Partners     6/30/2011              7,660                      69,959.55

Icahn Master      05/05/2011            165,384                   1,766,879.96
Icahn Master      05/06/2011            231,538                   2,478,035.45
Icahn Master      05/09/2011            127,610                   1,360,067.38
Icahn Master      05/10/2011             90,962                     976,413.40
Icahn Master      05/11/2011            185,500                   1,925,749.70
Icahn Master      06/20/2011            240,302                   1,484,441.57
Icahn Master      06/21/2011            281,792                   2,010,247.77
Icahn Master      06/22/2011            242,592                   1,864,246.74
Icahn Master      06/23/2011            125,512                     902,544.24
Icahn Master      06/24/2011            175,359                   1,391,245.70
Icahn Master      06/27/2011            165,431                   1,324,787.99
Icahn Master      06/30/2011              8,272                      75,549.00

Icahn Master II   05/05/2011             56,760                     606,395.46
Icahn Master II   05/06/2011             79,462                     850,442.06
Icahn Master II   05/09/2011             43,797                     466,788.43
Icahn Master II   05/10/2011             31,216                     335,081.91
Icahn Master II   05/11/2011             63,666                     660,942.21
Icahn Master II   06/20/2011             81,827                     505,478.11
Icahn Master II   06/21/2011             96,607                     689,175.02
Icahn Master II   06/22/2011             83,168                     639,121.13
Icahn Master II   06/23/2011             43,029                     309,417.24
Icahn Master II   06/24/2011             60,119                     476,966.11
Icahn Master II   06/27/2011             56,715                     454,179.39
Icahn Master II   06/30/2011              2,835                      25,892.34

Icahn Master III  05/05/2011             24,661                     263,465.79
Icahn Master III  05/06/2011             34,530                     369,557.33
Icahn Master III  05/09/2011             19,029                     202,811.08
Icahn Master III  05/10/2011             13,566                     145,621.51
Icahn Master III  05/11/2011             27,661                     287,159.91
Icahn Master III  06/20/2011             35,909                     221,824.26
Icahn Master III  06/21/2011             42,033                     299,855.02
Icahn Master III  06/22/2011             36,187                     278,086.24
Icahn Master III  06/23/2011             18,722                     134,628.03
Icahn Master III  06/24/2011             26,158                     207,529.72
Icahn Master III  06/27/2011             24,677                     197,615.88
Icahn Master III  06/30/2011              1,233                      11,261.11

                                                                         ANNEX A
                                                                  ATTACHMENT 1-B

The following are European put options which were written by the Direct Beneficial Owners to UBS AG and had a $19.84 strike price and an expiration date of the earlier of May 3, 2013 or the date on which the corresponding American-style call option described in Annex A, Attachment 1-A is exercised, and provided for cash settlement only and are further described in the chart set forth below. On August 31, 2011, the Direct Beneficial Owners exercised all of the call options described in Annex A, Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

NAME                   DATE             QUANTITY         OPTION PREMIUM PAID ($)
----                   ----             --------         -----------------------
High River           5/05/2011            100,000                  1,000.00
High River           5/06/2011            140,000                  1,400.00
High River           5/09/2011             77,160                    771.60
High River           5/10/2011             55,000                    550.00
High River           5/11/2011            112,164                  1,121.64
High River           6/20/2011            145,000                  1,450.00
High River           6/21/2011            170,338                  1,703.38
High River           6/22/2011            146,643                  1,466.43
High River           6/23/2011             75,870                    758.70
High River           6/24/2011            106,002                  1,060.02
High River           6/27/2011            100,000                  1,000.00
High River           6/30/2011              5,000                     50.00

Icahn Partners       5/05/2011            153,195                  1,531.95
Icahn Partners       5/06/2011            214,470                  2,144.70
Icahn Partners       5/09/2011            118,204                  1,182.04
Icahn Partners       5/10/2011             84,256                    842.56
Icahn Partners       5/11/2011            171,827                  1,718.27
Icahn Partners       6/20/2011            221,962                  2,219.62
Icahn Partners       6/21/2011            260,919                  2,609.19
Icahn Partners       6/22/2011            224,623                  2,246.23
Icahn Partners       6/23/2011            116,217                  1,162.17
Icahn Partners       6/24/2011            162,371                  1,623.71
Icahn Partners       6/27/2011            153,177                  1,531.77
Icahn Partners       6/30/2011              7,660                     76.60

Icahn Master         5/05/2011            165,384                  1,653.84
Icahn Master         5/06/2011            231,538                  2,315.38
Icahn Master         5/09/2011            127,610                  1,276.10
Icahn Master         5/10/2011             90,962                    909.62
Icahn Master         5/11/2011            185,500                  1,855.00
Icahn Master         6/20/2011            240,302                  2,403.02
Icahn Master         6/21/2011            281,792                  2,817.92
Icahn Master         6/22/2011            242,592                  2,425.92
Icahn Master         6/23/2011            125,512                  1,255.12
Icahn Master         6/24/2011            175,359                  1,753.59
Icahn Master         6/27/2011            165,431                  1,654.31
Icahn Master         6/30/2011              8,272                     82.72

Icahn Master II      5/05/2011             56,760                    567.60
Icahn Master II      5/06/2011             79,462                    794.62
Icahn Master II      5/09/2011             43,797                    437.97
Icahn Master II      5/10/2011             31,216                    312.16
Icahn Master II      5/11/2011             63,666                    636.66
Icahn Master II      6/20/2011             81,827                    818.27
Icahn Master II      6/21/2011             96,607                    966.07
Icahn Master II      6/22/2011             83,168                    831.68
Icahn Master II      6/23/2011             43,029                    430.29
Icahn Master II      6/24/2011             60,119                    601.19
Icahn Master II      6/27/2011             56,715                    567.15
Icahn Master II      6/30/2011              2,835                     28.35

Icahn Master III     5/05/2011             24,661                    246.61
Icahn Master III     5/06/2011             34,530                    345.30
Icahn Master III     5/09/2011             19,029                    190.29
Icahn Master III     5/10/2011             13,566                    135.66
Icahn Master III     5/11/2011             27,661                    276.61
Icahn Master III     6/20/2011             35,909                    359.09
Icahn Master III     6/21/2011             42,033                    420.33
Icahn Master III     6/22/2011             36,187                    361.87
Icahn Master III     6/23/2011             18,722                    187.22
Icahn Master III     6/24/2011             26,158                    261.58
Icahn Master III     6/27/2011             24,677                    246.77
Icahn Master III     6/30/2011              1,233                     12.33

                                                                         ANNEX B
                                                                    ATTACHMENT 1
INFORMATION  ABOUT  NOMINEES
----------------------------

NAME:                   A.B. Krongard

AGE:                    75

BUSINESS                1400  West  Seminary  Avenue
ADDRESS:                Lutherville,  Maryland  21093

RESIDENCE               1400  West  Seminary  Avenue
ADDRESS:                Lutherville,  Maryland  21093
PRINCIPAL  OCCUPATION
OR  EMPLOYMENT:         See  below

CITIZENSHIP:            United  States  of  America

Mr. Krongard does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Krongard has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Mr. Krongard serves as an outside director on the Global Board of DLA Piper. DLA Piper is one of the world's largest law firms with over 2,800 lawyers in 49 offices in 18 countries. In addition, he is the Lead Director of Under Armour Inc. where he chairs the Audit Committee. He is also a member of the Board of Iridium Communications Inc. and In-Q-Tel. He serves as Vice Chairman of the Johns Hopkins Health System, Chairman of The Baltimore Police Foundation and member of the audit committee of Apollo Global Management, LLC.

Mr. Krongard retired from the Central Intelligence Agency on November 30, 2004 where he had been Executive Director since March, 2001. Prior to this appointment, Mr. Krongard served as Counselor to the Director of Central
Intelligence from February 2, 1998, after a 29-year career in investment banking.

Mr.  Krongard  had  previously  worked  in  various  capacities  at  Alex. Brown
Incorporated, the nation's oldest investment banking firm. In 1991, he was elected as Chief Executive Officer and assumed the additional duties of Chairman of the Board in 1994. Upon the merger of Alex Brown with Bankers Trust Corporation in September 1997, Mr. Krongard became Vice Chairman of the Board of Bankers Trust and served in such capacity until joining the Central Intelligence Agency.

Mr. Krongard served as Chairman of the Securities Industry Association in 1996 and was named the Outstanding Executive in the financial services industry in 1995 and 1996 by Financial World. In 1997, he received the Golden Plate Award from the American Academy of Achievement.

Mr. Krongard received an A.B. Degree with honors from Princeton University in 1958 and a Juris Doctor Degree with honors from the University of Maryland School of Law in 1975.

                                                                         ANNEX B
                                                                    ATTACHMENT 2

INFORMATION  ABOUT  NOMINEES

NAME:                   Vincent J. Intrieri

AGE:                    55

BUSINESS                Icahn  Capital  LP,  767  Fifth  Avenue,  47th  Floor
ADDRESS:                New  York,  NY  10153

RESIDENCE               200  East  66th  Street,  Apt.  B1205
ADDRESS:                New  York,  NY  10065
PRINCIPAL  OCCUPATION
OR  EMPLOYMENT:         See  below

CITIZENSHIP:            United  States  of  America

Mr. Intrieri has an interest in the election of directors through an investment in Icahn Partners LP. Other than in respect of such investment (to the extent applicable), Mr. Intrieri does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

Mr. Intrieri served as a Senior Managing Director of Icahn Capital Management L.P. from August 8, 2007 until December 31, 2007. From January 1, 2008 to September 30, 2011, Mr. Intrieri served as a Senior Managing Director of Icahn Capital L.P., the entity through which Carl C. Icahn manages third party investment funds and since October 1, 2011, Mr. Intrieri has served as Senior Vice President of Icahn Enterprises G.P. and Senior Managing Director of Icahn Capital L.P. Since November 2004, Mr. Intrieri has been a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners, and Icahn Offshore, the general partner of Icahn Master, Icahn Master II and Icahn Master
III. Mr. Intrieri has served as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. since July 2006. Since November 2005, Mr. Intrieri has been a director of WestPoint International, Inc., a manufacturer and distributor of home fashion consumer products. Mr. Intrieri also serves on the board of directors of FederalMogul Corporation, a supplier of automotive products. Since December 2007, Mr. Intrieri has been chairman of the board and a director of PSC Metals, Inc. and, since December 2006, he has been a director of National Energy Group, Inc. Since January 1, 2005, Mr. Intrieri has been Senior Managing Director of Icahn Associates Corp. and High River Limited Partnership, entities primarily engaged in the business of holding and investing in securities. From April 2005 through September 2008, Mr. Intrieri served as the President and Chief Executive Officer of Philip Services Corporation, an industrial services company. Since August 2005, Mr. Intrieri has served as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars. From March 2005 to December 2005, Mr. Intrieri was a Senior Vice President, the Treasurer and the Secretary of American Railcar Industries. Since April 2003, Mr. Intrieri has been chairman of the board of directors and a director of Viskase Companies, Inc., a producer of cellulosic and plastic casings used in preparing and packaging processed meat products. Since March 2011, Mr. Intrieri has served as a director of Dynegy Inc., a company primarily engaged in the production and sale of electric energy, capacity and ancillary services. From November 2006 to November 2008, Mr. Intrieri served on the board of directors of Lear Corporation, a global supplier of automotive seating and electrical power management systems and components. From August 2008 through September 2009, Mr. Intrieri was a director of WCI Communities, Inc., a homebuilding company. Mr. Intrieri also serves on the board of directors of XO Holdings, LLC, a telecommunications company. Since January 4, 2011, Mr. Intrieri has been a director of Motorola Solutions, Inc., a provider of communication products and services. With respect to each company mentioned above, Mr. Carl Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities. Mr. Intrieri is a certified public accountant.

                                                                         ANNEX B
                                                                    ATTACHMENT 3

INFORMATION  ABOUT  NOMINEES

NAME:                   Samuel Merksamer

AGE:                    31

BUSINESS                767  Fifth  Avenue,  47th
ADDRESS:                Floor,  New  York,  NY  10153

RESIDENCE               9  Seneca  Trail
ADDRESS:                Harrison,  New  York  10528
PRINCIPAL  OCCUPATION
OR  EMPLOYMENT:         See  below

CITIZENSHIP:            United  States  of  America

Mr. Merksamer does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

Mr. Merksamer has served as an investment analyst at Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., since May 2008. Mr. Merksamer is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital. Mr. Merksamer serves as a director of Dynegy Inc., Viskase Companies, Inc., American Railcar Industries Inc., PSC Metals Inc. and Federal-Mogul Corporation. Viskase Companies, PSC Metals,
American Railcar Industries Inc. and Federal-Mogul are each, directly or indirectly, controlled by Carl C. Icahn. Mr. Icahn also has an interest in Dynegy Inc. through the ownership of securities. From 2003 until 2008, Mr. Merksamer was an analyst at Airlie Opportunity Capital Management, a hedge fund management company, where he focused on high yield and distressed investments. Mr. Merksamer received an A.B. in Economics from Cornell University in 2002.

                                                                         ANNEX B
                                                                    ATTACHMENT 4
INFORMATION  ABOUT  NOMINEES
----------------------------

NAME:                   Jose  Maria  Alapont

AGE:                    61

BUSINESS                26555  Northwestern  Highway
ADDRESS:                Southfield,  Michigan  48033

RESIDENCE               1772  Heron  Ridge  Drive
ADDRESS:                Bloomfield  Hills,  MI  48302

PRINCIPAL  OCCUPATION
OR  EMPLOYMENT:         See  below

CITIZENSHIP:            Spain

Mr. Alapont has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D and indirectly through an investment in Icahn Partners LP. Other than in respect of such investment (to the extent applicable), Mr. Alapont does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

Since March 2005, Jose Maria Alapont has been president, chief executive officer and a director of Federal-Mogul Corporation ("Federal-Mogul"), a supplier of automotive products that is an affiliate of Mr. Carl C. Icahn. Mr. Alapont served as chairman of the board of directors of Federal-Mogul from 2005 to 2007. He has more than 35 years of global leadership experience in both vehicle manufacturers and suppliers with business and operations responsibilities in the Americas, Asia Pacific, Europe, Middle East and Africa regions.

Mr. Alapont, between 2003 and 2005 was chief executive officer and a member of the board of directors of Fiat IVECO, the manufacturer of light, medium and heavy-duty commercial vehicles, engines, passenger transport, defense and fire-fighting vehicles.

He served in various key executive positions at Delphi Corporation, a global automotive supplier from 1997 to 2003. He began at Delphi as executive director of international operations. In 1999, Mr. Alapont was named president of Delphi Europe, Middle East and Africa and a vice president of Delphi Corporation and also became a member of the Delphi Strategy Board, the company's top policy-making group. In 2003, Mr. Alapont was named president of Delphi's international operations, and vice president of sales and marketing.

Mr. Alapont, from 1990 to 1997, served in several executive roles and was a member of the Strategy Board at Valeo, a global automotive supplier. He started at Valeo as managing director of engine cooling systems, Spain. In 1991, Mr. Alapont was named executive director of Valeo's worldwide heavy-duty engine cooling operations. In 1992, he became group vice president of Valeo's worldwide clutch and transmission components division. He was named group vice president of the company's worldwide lighting systems division in 1996. Since May 2011, Mr. Alapont has been a member of the board of directors of Mentor Graphics Corporation, a NASDAQ-listed electronic design automation company.

Mr. Alapont began and developed his automotive career from 1974 to 1989 at Ford Motor Company, and over the course of 15 years, starting at Ford of Spain, progressed through different management and executive positions in quality, testing and validation, manufacturing and purchasing positions at Ford of Europe.

A native of Spain, Mr. Alapont earned degrees in industrial engineering from the Technical School of Valencia in Spain and in philology from the University of Valencia in Spain.

                                                                         ANNEX B
                                                                    ATTACHMENT 5

INFORMATION  ABOUT  NOMINEES

NAME:                   Daniel A. Ninivaggi

AGE:                    47

BUSINESS                Icahn  Capital  LP,  767  Fifth  Avenue,  47th  Floor
ADDRESS:                New  York,  NY  10153

RESIDENCE               100  West  57th  Street,  Apt.  6R
ADDRESS:                New  York,  NY  10019
PRINCIPAL  OCCUPATION
OR  EMPLOYMENT:         See  below

CITIZENSHIP:            United  States  of  America

Mr. Ninivaggi does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Mr. Ninivaggi has an interest in the election of directors at the Annual Meeting indirectly through certain options to purchase depositary units of Icahn Enterprises L.P.

Daniel A. Ninivaggi has served as President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P. Inc., since April 5, 2010, and as its Principal Executive Officer, or chief executive, since August 4, 2010. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 through 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006 to 2009. Lear Corporation filed for bankruptcy in July 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010. From December 2009 to May 2011, Mr. Ninivaggi has also served as a director of CIT Group Inc., a bank holding company. Mr. Ninivaggi also serves as a director of FederalMogul Corporation, a supplier of automotive products, and XO Holdings, LLC, a telecommunications company. Since December 2010, Mr. Ninivaggi has served as a director of Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions. Since January 6, 2011, Mr. Ninivaggi has also served as the Interim President and Interim Chief Executive Officer and a director of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts.

                                                                         ANNEX B
                                                                    ATTACHMENT 6
INFORMATION  ABOUT  NOMINEES
----------------------------

NAME:                   Marc  F.  Gustafson

AGE:                    59

BUSINESS               754  Bear  Left
ADDRESS:               Asheville,  NC  28805

RESIDENCE              754  Bear  Left
ADDRESS:               Asheville,  NC  28805

PRINCIPAL  OCCUPATION
OR  EMPLOYMENT:        See  below

CITIZENSHIP:           United  States  of  America

Mr. Gustafson has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D. Mr. Gustafson does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

Marc Gustafson founded Gustafson Consulting Group in 2008 in Asheville, North Carolina. His firm specializes in management consulting for companies in the transportation and related industries. Mr. Gustafson also provides litigation support and expert testimony in cases involving the transportation industry. Mr. Gustafson's transportation industry expertise includes the heavy truck industry, which began in 1975, as the owner of Mack dealerships in Florida. He owned and operated the dealerships for seventeen years. In 1991, he joined Mack Trucks, Inc. as its Executive Vice President of Sales and Marketing. In that position, he was responsible for all North and Latin American commercial operations for Mack. In 1996, he joined Volvo Trucks North America as its President and Chief Executive Officer. During his tenure at Volvo, he was appointed Chairman of Volvo's global truck marketing and business development committee, and was involved in Volvo's strategic efforts to acquire other companies in the heavy truck industry, including his former employer Mack Trucks, Inc., as well as Arrow Truck Sales, Inc. and Petro Truck Stops. In
2003, he ran Freightliner Corporation's American LaFrance subsidiary, which builds fire emergency vehicles. Then in 2004, he joined Federal Signal Corporation to run its fire emergency vehicle subsidiaries, E-One and Bronto Skylift. He left Federal Signal in 2007 and, a year later, founded Gustafson Consulting Group.

Mr. Gustafson is also a former board member of the American Trucking Association, Volvo Cars, NA and Habitat for Humanity, Charleston. He graduated from Berry College with a BS degree in 1974.

                                                                         ANNEX C

The written consent of each Nominee to, among other things, being named, including as a nominee for election as a director of the Corporation, in the applicable proxy statement and to serve as a director if so elected is attached to this Annex C. If the Corporation requests original signed statements of consents, the Record Holder will provide them.

                                                                         ANNEX C
                                                                    ATTACHMENT 1

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named, including as a nominee for election as a director of Oshkosh Corporation (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), and Icahn Partners Master Fund III L.P. ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2012 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if so elected.

Dated:  November  3,  2011


/s/ A.B.  Krongard
------------------
Name:  A.B.  Krongard

                                                                         ANNEX C
                                                                    ATTACHMENT 2

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named, including as a nominee for election as a director of Oshkosh Corporation (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), and Icahn Partners Master Fund III L.P. ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2012 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if so elected.

Dated:  November  3,  2011


/s/ Vincent  J.  Intrieri
-------------------------
Name:  Vincent  J.  Intrieri

                                                                         ANNEX C
                                                                    ATTACHMENT 3

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named, including as a nominee for election as a director of Oshkosh Corporation (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), and Icahn Partners Master Fund III L.P. ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2012 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if so elected.

Dated:  November  3,  2011


/s/ Samuel  Merksamer
---------------------
Name:  Samuel  Merksamer

                                                                         ANNEX C
                                                                    ATTACHMENT 4

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named, including as a nominee for election as a director of Oshkosh Corporation (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), and Icahn Partners Master Fund III L.P. ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2012 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if so elected.

Dated:  November  3,  2011


/s/ Jose  Maria  Alapont
------------------------
Name:  Jose  Maria  Alapont

                                                                         ANNEX C
                                                                    ATTACHMENT 5

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named, including as a nominee for election as a director of Oshkosh Corporation (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), and Icahn Partners Master Fund III L.P. ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2012 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if so elected.

Dated:  November  3,  2011


/s/ Daniel  A.  Ninivaggi
-------------------------
Name:  Daniel  A.  Ninivaggi

                                                                         ANNEX C
                                                                    ATTACHMENT 6

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named, including as a nominee for election as a director of Oshkosh Corporation (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to Stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II L.P. ("Icahn Master II"), and Icahn Partners Master Fund III L.P. ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from Stockholders of the Company to be voted at the 2012 annual meeting of Stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if so elected.

Dated:  November  3,  2011


/s/ Marc  F.  Gustafson
-----------------------
Name:  Marc  F.  Gustafson

                                                                         ANNEX D


Attached to this Annex D is the form of agreement to be entered into by the Nominees (other than Messrs. Intrieri, Merksamer, and Ninivaggi) and an affiliate of the Record Holder pursuant to which such affiliate has agreed to pay certain fees to such Nominees (other than Mr. Alapont) and to indemnify such Nominees with respect to certain costs incurred by such Nominees in connection with the proxy contest relating to the Annual Meeting.

                                ICAHN CAPITAL LP

                                November 3, 2011

To the undersigned potential nominee:

     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Oshkosh Corporation ("Oshkosh") in connection with a proxy contest with management of Oshkosh in respect of the election of directors of Oshkosh at the 2012 Annual
Meeting of Stockholders of Oshkosh (the "Annual Meeting"), expected to be held on or about February 2012, or a special meeting of stockholders of Oshkosh called for a similar purpose (the "Proxy Contest").

     Icahn  Capital  LP  ("Icahn") agrees to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn, or an affiliate thereof, intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless you are elected to serve as a director of Oshkosh at the Annual Meeting or a special meeting of stockholders of Oshkosh called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Oshkosh, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest,
(ii) the settlement of the Proxy Contest by Icahn and Oshkosh, or (iii) the withdrawal of the Proxy Contest by Icahn (4).

     You  understand  that  it  may  be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Oshkosh and for use in creating the proxy material to be sent to shareholders of Oshkosh and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Mark DiPaolo, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4361, Fax: (212) 688-1158, Email:
mdipaolo@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Oshkosh informing Oshkosh that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Oshkosh and, if elected, consent to serving as a director of Oshkosh. You also will make a statement in the attached instrument that if elected, you intend to tender a resignation effective upon your failure to receive the required vote for re-election at the next meeting at which you would face re-election and upon acceptance of such resignation by the Board of Directors of the Company, in accordance with the Company's Amended and Restated Bylaws. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Oshkosh. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Oshkosh.
_________________________
(4)  This  paragraph  is  not  contained  in  Mr.  Alapont's  agreement.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Oshkosh on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Oshkosh' Board of Directors or for any actions taken by you as a director of Oshkosh, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn.
Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Oshkosh all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Oshkosh and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Oshkosh.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very  truly  yours,


ICAHN  CAPITAL  LP


By:  __________________________
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory




Agreed  to  and  Accepted  as
of  the  date  first  above  written:


__________________________
Name: